================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 29, 2007

                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                    001-16317                95-4079863
(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)              File Number)          Identification No.)

                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On June 29, 2007, Kenneth R. Peak, Chairman and CEO of Contango Oil & Gas Company (the "Company"), approved the bonus amounts for the fiscal year ended June 30, 2007 and increased the annual base salary for the following executive officers of the Company:

Name of Officer    Fiscal Year 2007 Bonus   New Annual Salary     Effective Date
-------------------------------------------------------------------------------
Marc Duncan       $              350,000 $            250,000      July 1, 2007
Lesia Bautina     $              300,000 $            250,000      July 1, 2007
Sergio Castro     $              125,000 $            200,000      July 1, 2007

     The officers shown above include individuals who will be listed as named executive officers in the Company's proxy statement to be filed in connection with its 2007 annual meeting of stockholders. In addition, on June 29, 2007, the Company's Board of Directors approved Mr. Peak's bonus amount for the fiscal year ended June 30, 2007 at $800,000. Mr. Peak's annual salary for fiscal year 2008 will remain at $150,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONTANGO OIL & GAS COMPANY



Date:  July 6, 2007             By: /s/  KENNETH R. PEAK
                                    ----------------------------------------
                                    Kenneth R. Peak
                                    Chairman and Chief Executive Officer

                                       3